                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-39049, 333-29195, 33-92252 and 33-80370) of
Norton McNaughton, Inc. of our report dated April 16, 1997 relating to the financial statements of Miss Erika, Inc., which appears in the Current Report on Form 8-K/A of Norton McNaughton, Inc. dated December 15, 1997.

/s/PRICE WATERHOUSE LLP

New York, New York
December 12, 1997